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                                                                    EXHIBIT 99.1


PROXY                          HS RESOURCES, INC.                          PROXY

                         SPECIAL MEETING OF STOCKHOLDERS
                                 JULY ____, 2001
  THIS PROXY IS SOLICITED ON BEHALF OF HS RESOURCES, INC.'S BOARD OF DIRECTORS

         The undersigned hereby appoints Nicholas J. Sutton, P. Michael Highum and James M. Piccone, and each of them, proxies for the undersigned, with full power of substitution to vote all shares of HS Resources, Inc. Common Stock that the undersigned may be entitled to vote at the Special Meeting of Stockholders of HS Resources, Inc., on ______________, July ____, 2001, at 9:00 A.M., Pacific
Time, or at any adjournment thereof, upon the matter set forth on the reverse side and described in the accompanying Proxy Statement.

         Please mark and sign this Proxy as indicated on the reverse side to vote on the Proposal.

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                             ADDRESS CHANGE                                           ADDRESS CHANGE: PLEASE MARK
                                                                                      ADDRESS BOX ON REVERSE SIDE
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             ------------------------------------------------                     (Continued and to be signed on the other side.)
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                                HS RESOURCES, INC.


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    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

    ADOPTION OF THE AGREEMENT AND PLAN OF MERGER,      For       Against        Abstain
    DATED AS OF MAY 13, 2001, AMONG KERR-MCGEE         [ ]         [ ]            [ ]
    CORPORATION, KERR-MCGEE HOLDCO, INC., HS
    RESOURCES, INC., KERR-MCGEE MERGER SUB,
    INC. AND HS RESOURCES MERGER SUB, INC.




                           I PLAN TO ATTEND MEETING                       [ ]

                           ADDRESS CHANGE
                           Please mark this box if you have written       [ ]
                           address change on reverse side.

                           Receipt is hereby acknowledged of the HS
                           Resources, Inc. Notice of Special Meeting and Proxy Statement.


                                            Dated:                    , 2001
                                                  -------------------

                           Signature(s)
                                       ---------------------------------------

                           NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                            o FOLD AND DETACH HERE o

CONTROL NUMBER

                              TWO NEW WAYS TO VOTE


                                VOTE BY TELEPHONE

                     It's fast, convenient, and your vote is
                        immediately confirmed and posted.
                         Just follow these 4 easy steps:

1.       Read the accompanying Proxy Statement.

2. Call 1-877-550-3423 in the United States or Canada any time on a touch tone telephone.

         There is NO CHARGE to you for the call.

3.       Enter your 6-digit Control Number located above.

4.       Follow the simple recorded instructions. You will have two options:

OPTION 1:  To vote as the Board of Directors recommends on the Proposal, press 1. When asked, please confirm your vote by pressing 1.

OPTION 2:  To vote against the Proposal, press 0 and follow the simple recorded instructions.


                                VOTE BY INTERNET

                     It's fast, convenient, and your vote is
                        immediately confirmed and posted.
                         Just follow these 4 easy steps:

1.       Read the accompanying Proxy Statement.

2.       Go to the following website:
                         www.computershare.com/us/proxy

3. Enter the information requested on your computer screen including your 6-digit Control Number located above.

4.       Follow the simple instructions on the screen.



                             YOUR VOTE IS IMPORTANT!
      DO NOT RETURN VOTING FORM IF YOU ARE VOTING BY TELEPHONE OR INTERNET

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